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EXHIBIT 21


                                                           JURISDICTION OF
                                                          INCORPORATION OR
                   NAME                                     ORGANIZATION
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183 Hotel Associates, Ltd.                            Texas
2780 Atlanta Limited Partnership                      Texas
2929 Williams Limited Liability Company               Delaware
3100 Glendale Joint Venture                           Ohio
339742 B.C. Ltd.                                      British Columbia, Canada
339743 B.C. Ltd.                                      British Columbia, Canada
455 Meadowlands Associates, Ltd                       Texas
75 Arlington Heights Limited Partnership, L.P.        Delaware
AGH 2780 Atlanta L.L.C.                               Delaware
AGH 75 Arlington Heights L.L.C.                       Delaware
AGH DFW South L.L.C.                                  Delaware
AGH O'Hare International L.L.C.                       Delaware
AGH Portland/Shelton L.L.C.                           Delaware
AGH PSS I, Inc.                                       Delaware
AGH Secaucus L.L.C.                                   Delaware
AGH UPREIT L.L.C.                                     Delaware
BA Parkway Associates II, L.P.                        Delaware
BCHI Acquisition, L.L.C.                              Delaware
CapStar Albuquerque Company, L.L.C.                   Delaware
CapStar AP Partners, L.P.                             Delaware
CapStar C.S. Company, L.L.C.                          Delaware
CapStar Chicago Company, L.L.C.                       Delaware
CapStar Columbia Company, L.L.C.                      Maryland
CapStar Cross Keys Company, L.L.C.                    Maryland
CapStar Dallas Partners, L.P.                         Delaware
CapStar Detroit Airport Company, L.L.C.               Delaware
CapStar Englewood Company, L.L.C.                     Delaware
CapStar Forrestal Company, L.L.C.                     New Jersey
CapStar Frazer Company, L.L.C.                        Delaware
CapStar Georgetown Company, L.L.C.                    Delaware
CapStar Hartford Company, L.L.C.                      Connecticut
CapStar Hotel (Surrey), Inc.                          British Columbia, Canada
CapStar Hotel (Calgary Airport), Inc.                 Bristish Columbia, Canada
CapStar Houston SW Partners, L.P.                     Delaware
CapStar Indianapolis Company, L.L.C.                  Delaware
CapStar Jekyll Company, L.L.C.                        Delaware
CapStar KC Company, LLC                               Delaware
CapStar Lafayette Company, L.L.C.                     Delaware
CapStar Lexington Company, L.L.C.                     Delaware
CapStar Louisville Company, L.L.C.                    Delaware
CapStar Medallion Austin Partners, L.P.               Delaware
CapStar Medallion Dallas Partners, L.P.               Delaware

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CapStar Medallion Houston Partners, L.P.              Delaware
CapStar Mesa Company, L.L.C.                          Delaware
CapStar Midland Partners, L.P.                        Delaware
CapStar Mockingbird Partners, L.P.                    Delaware
CapStar Morristown Company, L.L.C.                    Delaware
CapStar National Airport Company, L.L.C.              Delaware
CapStar Oklahoma City Company, L.L.C.                 Delaware
CapStar Roland Park Company, L.L.C.                   Maryland
CapStar Sacramento Company, L.L.C.                    Delaware
CapStar San Francisco Company, L.L.C.                 Delaware
CapStar San Pedro Company, L.L.C.                     Delaware
CapStar St. Louis Company, L.L.C.                     Delaware
CapStar Tucson Company, L.L.C.                        Delaware
CapStar Washington Company, L.L.C.                    Delaware
CapStar Westchase Partners, L.P.                      Delaware
CapStar Windsor Locks Company, L.L.C                  Delaware
Centennial Hotel Ltd.                                 British Columbia, Canada
Cocoa Beach Hotels, Ltd.                              Florida
DFW South Corporation                                 Delaware
DFW South I Limited Partnership                       Texas
Durham I-85 Limited Partnership                       Delaware
EquiStar Arlington Partners, L.P.                     Delaware
EquiStar Atlanta GP Company, L.L.C.                   Delaware
EquiStar Atlanta LP Company, L.L.C.                   Delaware
EquiStar Ballston Company, L.L.C.                     Delaware
EquiStar Bellevue Company, L.L.C.                     Delaware
EquiStar Charlotte Company, L.L.C.                    Delaware
EquiStar Cleveland Company, L.L.C.                    Delaware
EquiStar Colorado Company, L.L.C.                     Delaware
EquiStar Irvine Company, L.L.C.                       Delaware
EquiStar Latham Company, L.L.C.                       Delaware
EquiStar Salt Lake Company, L.L.C.                    Delaware
EquiStar Schaumburg Company, L.L.C.                   Delaware
EquiStar Somerset Company, L.L.C.                     Delaware
EquiStar Virginia Company, L.L.C.                     Delaware
Hotel Columbia Company (Maryland GP)                  Maryland
Lake Buena Vista Partners, Ltd.                       Florida
Lenat Development Company, Ltd.                       Texas
Lepercq Atlanta Renaissance Partners, L.P.            Delaware
Madison Motel Associates, L.L.P.                      Wisconsin
Madison Washington Associates                         Wisconsin
MCV Venture, L.L.C.                                   Kentucky
MDV Limited Partnership                               Texas
MeriStar Acquisition Company, L.L.C.                  Delaware
MeriStar Austin SPE Corp.                             Delaware
MeriStar Austin SPE, L.L.C.                           Delaware
MeriStar Colorado Corporation                         Delaware
MeriStar Cathedral City, L.P.                         Delaware
MeriStar Del Ray, L.L.C.                              Delaware

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MeriStar Hospitality Corporation                      Maryland
MeriStar Hospitality Operating Partnership, L.P.      Delaware
MeriStar Hospitality Finance Corp.                    Delaware
MeriStar Hospitality Finance Corp. II                 Delaware
MeriStar Hospitality Finance Corp. III                Delaware
MeriStar Hotel (Burnaby), L.L.C.                      British Columbia, Canada
MeriStar Hotel (Calgary Airport), L.L.C.              Alberta, Canada
MeriStar Hotel Lessee, Inc.                           Delaware
MeriStar Hotel (Surrey), L.L.C.                       British Columbia, Canada
MeriStar Hotel (Vancouver), L.L.C.                    British Columbia, Canada
MeriStar LAJV, L.P.                                   Delaware
MeriStar Lexington SPE Corp.                          Delaware
MeriStar Lexington SPE, L.L.C.                        Delaware
MeriStar LP, Inc.                                     Nevada
MeriStar Madison SPE Corp.                            Delaware
MeriStar Madison SPE, LLC                             Delaware
MeriStar Marco Island Company, L.L.C.                 Delaware
MeriStar PA SPE Corp.                                 Delaware
MeriStar PA SPE, L.L.C.                               Delaware
MeriStar Plantation Shopping Center Company, L.L.C.   Delaware
MeriStar Safety Harbor Company, L.L.C.                Delaware
MeriStar Sanibel Beach Company, L.L.C.                Delaware
MeriStar Sanibel Golf Company, L.L.C.                 Delaware
MeriStar Sanibel Inn Company, L.L.C.                  Delaware
MeriStar Santa Barbara, L.P.                          Delaware
MeriStar Seaside Inn Company, L.L.C.                  Delaware
MeriStar Secured Holdings, L.L.C.                     Delaware
MeriStar Shirley's Parcel Company, L.L.C.             Delaware
MeriStar Song of the Sea Company, L.L.C.              Delaware
MeriStar SPE California Corp.                         Delaware
MeriStar SPE Colorado Corp.                           Delaware
MeriStar SPE Corp.                                    Delaware
MeriStar SPE Leasing Corp.                            Delaware
MeriStar SPE, L.L.C.                                  Delaware
MeriStar SPE North Carolina Corp.                     Delaware
MeriStar SPE Wisconsin Corp.                          Delaware
MeriStar SS Plantation Company, L.L.C.                Delaware
MeriStar Sundial Beach Company, L.L.C.                Delaware
MeriStar West Loop, L.P.                              Delaware
Metrotown Overseas Holdings, Inc.                     British Columbia, Canada
Mt. Arlington New Jersey, L.L.C.                      Delaware
Portland/Shelton Corp.                                Delaware
Portland/Shelton, L.L.C.                              Delaware
Westchase SPE Corp.                                   Delaware
Westchase SPE, L.L.C.                                 Delaware